INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Westergaard.com, Inc.
(Name of Company as specified in its carter)

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WESTERGARRD.COM, INC.
225 Broadway, Suite 1200,
 New York, New York
Zip Code:  10007
(212) 732-7184

February 2, 2010

Dear Stockholder:

We are providing to you the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding common stock have delivered a written consent to authorize the Company’s Board of Directors to implement a reverse stock split on up to a 1:100 ratio.

Absent any comments from the Securities and Exchange Commission regarding this Information Statement, we expect these corporate actions to become effective on the 11th day after the filing date of this Information Statement (the “Effective Date”).

The Information Statement is being provided to you for information purposes only as it relates to the potential reverse stock split. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.
We are first mailing this statement on or about February 9, 2010.

Very truly yours,

__________________________
Anne H. Straton,
President and Principal Financial Officer

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT
OF
WESTERGARRD.COM, INC.

NOTICE TO STOCKHOLDERS PURSUANT TO
SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

The Reverse Stock Split

Our Board of Directors, by written consent dated as of January 13, 2010, approved the Reverse Split; 83.9% of our shareholders also approved the Reverse Split by written consent on January 13, 2010.
The Board of directors seeks the right to implement a reverse stock split on up to a 1 for 100 ratio. A reverse stock split will reduce the number of outstanding shares of our common stock by reclassifying and converting all outstanding shares of our common stock into a proportionately fewer number of shares of common stock.  This action would also result in a relative increase in the available number of authorized but unissued shares of our common stock, because the number of shares authorized for issuance is otherwise unchanged by the split.  Each stockholder’s proportionate ownership of the issued and outstanding shares of our common stock would remain the same, however, except for minor changes that may result from additional shares issued in connection with fractional shares.  And, with the exception of adjustments for those shareholders with fractional shares, the reverse stock split will not affect any stockholder’s proportional equity interest in the company in relation to other shareholders or rights, preferences, privileges or priorities.  Outstanding shares of new common stock resulting from the reverse stock split will remain fully paid and non-assessable.

Purpose and Reason For Reverse Stock Split

There are 48,200,927 shares of our common stock issued and outstanding. We are a substantially inactive company and we will attempt to commence active business operations by locating an operating company and completing a merger transaction.  We have not yet identified a suitable candidate and there can be no guarantee that we will identify one in the future.  The reverse split will decrease the number of shares of common stock outstanding and that may make the Company more attractive to a potential merger or acquisition candidate and, may increase the per share market price for our common stock.  The Board of Directors believes that a reverse split would assist the Company in developing a suitable capital structure both before and after any merger transaction we may effect in the future.

If we do locate a suitable acquisition target, and we are able to complete a merger transaction, it is likely that we will be required to issue a large amount of our common stock to the owners of such acquisition target so that they retain a high ownership percentage of our stock issued and outstanding immediately following the transaction.  Without a reverse split however, we would have to issue an enormous amount of our common stock to provide the owners of the acquisition target with the ownership percentage that they may require.  After such an issuance, we believe that the resulting amount of our outstanding shares will adversely affect any possibility of creating and maintaining an orderly market for our common stock following a merger transaction.

Although the market price per share of our common stock may increase as a result of a reverse split, the effect of the reverse stock split cannot be predicted.  There can be no assurance that the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding resulting for a reverse stock split.  The market price of our common stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

Disadvantages of a Reverse Stock Split

Even though the board of directors believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are the possible disadvantages of a reverse stock split:
(a)
A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock. These odd lots may be more difficult to sell than shares of our common stock in even multiples of 100.

(b)
Because a reverse stock split would result in an increased number of authorized but unissued shares of our common stock, it may be construed as having an anti-takeover effect.   For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of by causing such additional authorized shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the Board of Directors determines is not in our best interests or those of our stockholders.  The increase in the number of authorized but unissued shares of common stock may therefore have the effect of discouraging unsolicited takeover attempts.  By potentially discouraging initiation of unsolicited takeover attempts, the increase in the number of authorized but unissued shares of common stock may limit the ability of our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that otherwise may be available under a merger proposal.  The increase in the number of authorized but unissued shares of common stock may have the effect of permitting our current members of management, including our current board members, to retain their position, and place them in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.  However, our board of directors is not aware of any attempt to take control of the Company, and our Board of directors did not propose the Amendment with the intent that the increase in the number of authorized but unissued shares of common stock be utilized as a type of anti-takeover device.

(c)
The increased number of authorized but unissued shares of our common stock could be issued by the Board of Directors without further stockholder approval, which could result in dilution to the holders of our common stock.

Effect of the Reverse Stock Split

The principal effects of the reverse split will be as:

Based upon the 48,200,927 shares of common stock outstanding on the record date, the reverse split would decrease the outstanding shares of common stock.  If the Board effects the stock split on a 1:100 basis, then the number of our shares outstanding shall be reduced to approximately 482,009 shares of common stock issued and outstanding (the exact number of shares outstanding after the reverse split will be determined following the effectiveness of the reverse split since fractional shares shall be rounded up to the nearest whole share).  Further, any outstanding options, warrants and rights as of the record date that are not anti-dilutive will be decreased accordingly.

Following the effectiveness of the reverse split, all of your shares will be represented by a smaller amount of shares, with the exact amount depending upon the final ratio the board applies.  For example, if the board effects a 1:100 reverse stock split, then for every 100 shares of common stock presently outstanding, without any action on the part of the stockholder, will represent 1 share of common stock.

Subject to the provisions for elimination of fractional shares, as described below, consummation of the reverse split will not result in a change in the relative equity position or voting power of the holders of common stock.

Exchange of Stock Certificates

Following the Effective Date, the appropriate number of shares based upon the ratio will be automatically combined and changed into the lesser number of shares of common stock; for example if the Board effects a 1:100 ratio, then every 100 shares of common stock outstanding at that time, without any action on the part of the stockholder, will represent 1 share of common stock.  The number of shares of common stock issued and outstanding will then be reduced accordingly.  No additional action on our part or any shareholder will be required in order to affect the reverse split.  Shareholders will be requested to exchange their certificate representing shares of common stock held prior to the reverse split for new certificates representing shares of common stock.  Shareholders will not have to submit certificates until requested to do so and will be furnished the necessary materials and instructions to enable them to effect such exchange promptly after the effective date. Certificates representing shares of old common stock subsequently presented for transfer will not be transferred on our books and records, but we will effect the conversion of the old common stock into shares of new common stock.  You should not submit any certificates until requested to do so.

No fractional shares of post-reverse split common stock will be issued to any shareholder.  In lieu of any such fractional share interest, each holder of pre-reverse common stock who would otherwise be entitled to receive a fractional share of post-reverse common stock will in lieu thereof receive one full share upon surrender of certificate formerly representing pre-reverse common stock held by such holder.

Federal Income Tax Consequences of the Reverse Split

The combination of shares of pre-split common stock into one share of post-split common stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-split common stock will be transferred to the post-split common stock.  This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse split may not be the same for all shareholders.  Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

Upon effectiveness, the Company will obtain a new CUSIP number for the common stock.

Once we locate a suitable acquisition target, depending upon the terms of the potential merger transaction, the Board will determine the exact ratio that is in the best interest of the Company and our shareholders; however, the ratio will not be any greater than 1:100.

BENEFICIAL OWNERSHIP OF WESTERGARRD.COM, INC.’s COMMON STOCK

As of January 26, 2010 we had a total of 48,200,927 shares of common stock.

Security Ownership of Certain Beneficial Owners and Management

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

The following sets forth the number of shares of our $.001 par value common stock beneficially owned by (i) each person who, as of the date hereof, was known by us to own beneficially more than 5% of our issued and outstanding common stock; (ii) each of the named Executive Officers; (iii) the individual Directors; and (iv) the Officers and Directors as a group. As of the date hereof, there are 48,200,927 common shares issued and outstanding.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage Of Voting of Securities (1)

Anne Straton 630 Ninth Avenue, Suite 415 New York, NY 10036	1,036,473	8.7%

Wenke B. Thoman 180 East 95th Street New York, NY 10028	394,621	3.3%

Name and Address	Amount and Nature of Beneficial Ownership	Percentage Of Voting of Securities (1)

Louis E. Taubman 17 State Street, Ste. 1610 New York, NY 10004	656,472 (2)	5.5%

Estate of William R. Grant 9045 NW Kaiser Road Portland, OR 97231	36,252,482 (3)	75.2%

All directors and officers as a group (3 persons)	2,087,566	17.5%
________________

(1)	All Percentages have been rounded up to the nearest one hundredth of one percent.

(2)	This amount includes 656,472 shares of our common stock held by TriPoint Capital Advisors, LLC, a company which Mr. Taubman holds a 30% indirect ownership interest.

(3)	The Estate of William R. Grant received these shares pursuant to the debt Exchange Agreement we entered into with him in August 2009.

Management’s Plan of Operation

Since 2000, we did not conduct any operations during periods up through the date of the Reverse Split. However, recently, our management determined that it was in the best interst of our shareholders to seek an operating company to acquire. All of our efforts are now focused on finding such an acquisition candidiate, although we do not currently have any candidiates identified, and we have only had very preliminary negotiations regarding potential candidates.

The following discussion should be read in conjunction with our financial statements and the notes thereto which appear elsewhere in this report.  The results shown herein are not necessarily indicative of the results to be expected in any future periods.  This discussion contains forward-looking statements based on current expectations, which involve uncertainties.  Actual results and the timing of events could differ materially from the forward-looking statements as a result of a number of factors.  Readers should also carefully review factors set forth in other reports or documents that we file from time to time with the Securities and Exchange Commission.

Overview

From our inception in 1996 through the present, we have considered ourselves to be a development stage company. Our primary activities prior to our ceasing our operations consisted of the following:

•	Developing a business model;
•	Marketing our services to smallcap companies;
•	Recruiting employees and analysts;
•	Initial planning and development of our web sites; and
•	Building of infrastructure of web sites.

However, since 2000, when we formally ceased operations, we have had no business or operations.  Recently, our management determined that it was in the best interests of our shareholders to seek an operating company to acquire.  All of our efforts are now focused on finding such an acquisition candidate, although we do not currently have any candidates identified, and we have only had very preliminary negotiations regarding potential candidates.

Comparison of results for the fiscal year ended October 31, 2008, to the fiscal year ended October 31, 2007.

REVENUE.

Total revenues for the year ended October 31, 2008 were $0.  This was unchanged from our net revenues for the year ended October 31, 2007.

OPERATING EXPENSES.

Operating expenses consist primarily of administrative costs as well as professional services and fees related to maintaining the corporate entity. These expenses include audit and tax accounting fees and transfer agent costs. Total operating costs for the year ended October 31, 2008, was approximately $8,800.  This was an increase of approximately $2,700 or 23% from our 2007 expenses of roughly $11,500.

LIQUIDITY AND CAPITAL RESOURCES.

We have incurred losses since inception, and at the end of the fiscal year on October 31, 2008, had an accumulated deficit of approximately $3,720,000. Since we were unable to generate sufficient funds from our operations to finance our expenses, we relied upon the cash that was originally raised from private financings to fund our expenses.  As a result, we are contemplating an acquisition of an ongoing business to increase the value to our shareholders.

Comparison of results for the three and nine months ended July 31, 2009 and 2008.

REVENUE.

Total revenues for the three months ended July 31, 2009 were $0.  This was unchanged from our net revenues for the three months ended July 31, 2008.  Total revenues for the nine months ended July 31, 2009 were $0.  This was unchanged from our net revenues for the nine months ended July 31, 2008.

OPERATING EXPENSES.

Operating expenses consist primarily of administrative costs as well as professional services and fees related to maintaining the corporate entity. These expenses include audit and tax accounting fees and transfer agent costs. Total operating costs for the three months ended July 31, 2009, were approximately $1,000.  This was a decrease of approximately $500 from our total costs of approximately $1,500 for the three months ended July 31, 2008. For the nine months ended July 31, 2009, operation expenses were approximately $14,600.  This was an increase of approximately $8,500 or approximately 139% from our total operating costs of approximately $6,100 for the nine months ended July 31, 2008.

LIQUIDITY AND CAPITAL RESOURCES.

We have incurred losses since inception, and at the end of the nine months ended July 31, 2009, had an accumulated deficit of approximately $3,734,000. Since we have been unable to generate sufficient funds from our operations to finance our expenses, we have relied upon the cash that was originally raised from private financings to fund our expenses.  As a result, we are contemplating an acquisition of an ongoing business to increase the value to our shareholders.

Off Balance-Sheet Arrangements.

None.

Description of Securities

Authorized Capital Stock

Our authorized capital currently consists of 100,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001 per shareAs of the date of this Statement, we have 48,200,927 shares of common stock issued and outstanding, but no shares of preferred stock issued or outstanding. Assuming the Board effects a one-for-100 Reverse Split, there will be issued and outstanding 482,009 shares of common stock.

Common Stock

Holders of common stock are entitled to cast one vote for each share on all matters submitted to a vote of shareholders, including the election of directors.  The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefore.  Such holders do not have any preemptive or other rights to subscribe for additional shares.  All holders of common stock are entitled to share ratably in any assets for distribution to shareholders upon the liquidation, dissolution or winding up of the Company.  There are no conversion, redemption or sinking fund provisions applicable to the common stock.  Holders of the common stock have no preemptive rights and no right to convert their common stock into any other securities. All outstanding shares of common stock are fully paid and nonassessable.

Preferred Stock

Our Board is authorized, without further action by the shareholders, to issue, from time to time, up to 10,000,000 shares of preferred stock in one or more classes or series.  Similarly, the Board of Directors is authorized to fix or alter the designations, powers, preferences, and the number of shares which constitute each such class or series of preferred stock.  Such designations, powers or preferences may include, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share), redemption rights (including sinking fund provisions, if any), and liquidation preferences of any unissued shares or wholly unissued series of preferred stock. As of the date of this Schedule, we have not issued any of our preferred stock.

Securities Authorized for Issuance under Equity Compensation Plans

In March 1998, we established a Stock Option Plan. However, due to our lack of operations and business, our board of directors terminated such Plan on April 1, 2007 and therefore, no further options may be granted under the Plan. Furthermore, all previously issued options have expired.

Executive Compensation

No cash compensation has been awarded to, earned by or paid to Anne Straton, Louis Taubman, or Wenke B. Thoman for their services to us.  It is anticipated that for the foreseeable future, Ms. Straton, Mr. Taubman and Mr. Thoman, will receive no compensation in any form for services they provide to us in their capacities as executive officer and/or director. Prior to August 2000, our directors received compensation of $200 per board meeting and were reimbursed for out-of-pocket expenses incurred while attending board meetings, however we will not pay any additional compensation to our directors at least until we successfully complete a business combination.

Outstanding Equity Awards at Fiscal Year-End

There are no outstanding equity awards as of the end of our most recently completed fiscal year.

Employment Agreements

Currently, no employment agreements exist with any of our officers or employees.

Retirement/Resignation Plans

We do not have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

Dividend Policy

We have not paid cash dividends on any class of common equity since formation and we do not anticipate paying any dividends on our outstanding common stock in the foreseeable future. We plan to retain any earnings to finance the development of the business and for general corporate purposes.

Changes in and Disagreements with Accountants

We have had no disagreements with our certified public accountants with respect to accounting practices or procedures or financial disclosure.

Recent Sales of Unregistered Securities

During the past three years, we effected the following transactions in reliance upon exemptions from registration under the Securities Act as amended. Unless stated otherwise; (i) that each of the persons who received these unregistered securities had knowledge and experience in financial and business matters which allowed them to evaluate the merits and risk of the receipt of these securities, and that they were knowledgeable about our operations and financial condition; (ii) no underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with the transactions; (iii) the transactions did not involve a public offerings; and (iv) each certificate issued for these unregistered securities contained a legend stating that the securities have not been registered under the Act and setting forth the restrictions on the transferability and the sale of the securities.

In August 2009, we issued Estate of William R. Grant 36,252,482 shares of our common stock pursuant to a debt Exchange Agreement.  The shares were issued in accordance with the exemption from the registration provisions of the Securities Act of 1933, as amended, provided by Section 4(2) of such Act for issuances not involving any public offering.

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Westergaard.com, Inc.
New York, NY

We have audited the accompanying consolidated balance sheets of Westergaard.com, Inc. (the “Company”) as of October 31, 2008 and 2007, and the related consolidated statements of operations, stockholders' deficit, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Westergaard.com, Inc. as of October 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the Company's absence of significant revenues, recurring losses from operations, and its need for additional financing in order to fund its projected loss in 2009 raise substantial doubt about its ability to continue as a going concern. The 2008 consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ LBB & Associates Ltd., LLP
LBB & Associates Ltd., LLP

Houston, Texas
February 2, 2009

WESTERGAARD.COM, INC. CONSOLIDATED BALANCE SHEETS OCTOBER 31, 2008 and 2007

ASSETS
	2008	2007
Current assets:
Cash	$-	$-

Total current assets	$-	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable and accrued liabilities	$752,841	$744,060

Total current liabilities	752,841	744,060

Stockholders' deficit
Common stock, par value $0.001, 100,000,000	11,948	11,948
Authorized, 11,948,445 issued and outstanding at
October 31, 2008 and 2007 respectively
Additional paid in capital	2,954,960	2,954,960
Accumulated deficit	(3,719,749)	(3,710,968)

Total stockholders' deficit	$(752,841)	$(744,060)

Total liabilities and stockholders' deficit	$-	$-

See Accompanying Notes to Consolidated Financial Statements

WESTERGAARD.COM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR YEARS ENDING
OCTOBER 31, 2008 and 2007

	2008	2007

Expenses:
General and administrative	$8,781	$11,503

Total expenses	8,781	11,503

Net income (loss)	$(8,781)	$(11,503)

Net income (loss) per Share
Basic and diluted	$(0.00)	$(0.00)

Weighted average shares
outstanding
basic and diluted	11,948,445	11,948,445

See Accompanying Notes to Consolidated Financial Statements

WESTERGAARD.COM, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED OCTOBER 31, 2008 and 2007

			Additional
	Common Stock		Paid in	Accumulated
	Number	Value	Capital	Deficit	Total
Balance at October 31, 2006	11,948,445	$11,948	$2,954,960	$(3,699,465)	$(732,557)

Net loss				(11,503)	(11,503)

Balance at October 31, 2007	11,948,445	11,948	2,954,960	(3,710,968)	(744,060)

Net loss				(8,781)	(8,781)

Balance at October 31, 2008	11,948,445	$11,948	$2,954,960	$(3,719,749)	$(752,841)

See Accompanying Notes to Consolidated Financial Statements

WESTERGAARD.COM, INC.
CONSOLIDATED STATEMENTS OF CASHFLOWS
YEARS ENDED OCTOBER 31, 2008 and 2007

	2008	2007

Cash flows from operating activities:

Net loss	$(8,781)	$(11,503)

Changes in current assets and liabilities:
Accounts payable and accured expenses	8,781	10,704

Net cash used in operating activities	-	(799)

Net decrease in cash	-	(799)

Cash, beginning of period	-	799

Cash, end of period	$-	$-

See Accompanying Notes to Consolidated Financial Statements

WESTERGAARD.COM, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nature of business

We were incorporated under the laws of the State of Delaware on August 15, 1996, as "Westergaard Online Systems, Inc." On February 18, 1999, we formally changed our name to Westergaard.com, Inc. (the “Company”).  We commenced operations on January 1, 1996.  We initially sought to engage in the business of online publishing primarily to provide investment research on publicly traded Micro-Mid Cap companies.  The service was designed to assist in creating market liquidity and shareholder value for such companies.  We also intended to sponsor conferences focusing on Micro-Mid Cap companies.  We currently have no business or operations and are seeking to acquire, though merger or similar transaction, an operating business.

We have not had ongoing business operations since 2000.  We thus became a shell or “blank check company”.  As defined in Section 7(b) (3) of the Securities Act of 1933, a “blank check company” is one that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or an acquisition with an unidentified company or companies and is issuing "penny stock" securities as defined in Rule 3(a) (51) of the Securities Exchange Act of 1934, in that connection.  The Securities and Exchange Commission and many states have enacted statutes, rules and regulations limiting the sale of securities of blank check companies.

On July 22, 2005 we received correspondence from the Securities and Exchange Commission that we were not in compliance with our reporting requirements under Section 13(a) of the Securities Exchange Act of 1934.  One of the available responses to this letter was to terminate our registration under the Securities Exchange Act of 1934.  After several discussions with the Securities and Exchange Commission, we determined that it was in our best interest to implement such a response because we did not have an ongoing business and had not for approximately the past four years.  Accordingly, we executed an Order Instituting Proceedings, Making Findings, and Revoking Registration of Securities pursuant to Section 12(j) of the Securities Exchange of 1934 on September 8, 2005.  Pursuant to that Order, the registration of each class of our securities registered pursuant to Section 12 of the Exchange Act was revoked.  Consequently, we ceased reporting under the Securities Exchange Act of 1934.    However, we decided to once again seek, investigate, and if warranted, acquire an interest in a business opportunity.  Accordingly, we voluntarily filed a registration statement on Form 10-SB with the SEC on June 26, 2007 to once again, register our common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934.  As a result of filing such registration statement, we are obligated to file this periodic report, as well as other interim and periodic reports on an ongoing basis.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Westergaard.com, Inc. and its wholly owned subsidiary, Westergaard Broadcasting Network.com, Inc.  All inter-company accounts and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America requires  management to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities at the date of the balance  sheet.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash  and  cash  equivalents  include  cash  and  all  highly  liquid  financial instruments with original purchased maturities of three months or less.

Fair Value of Financial Instruments

Our financial instruments consist of cash and accounts payable.  The carrying amount approximates fair value.

Income Taxes

Income taxes are computed using the asset and liability method.  Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws.  A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Basic Loss Per Share

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

Stock Based Compensation

We adopted the provisions of SFAS No. 123(R) in the first quarter of fiscal 2006 which requires all share-based payments to employees and directors to be recognized in the financial statements based on their fair values, using prescribed option-pricing models.  We used the modified prospective method of adoption and continues to use the Black-Scholes option pricing model to value share-based payments.  The modified prospective method requires companies to recognize compensation cost beginning with the effective date of adoption based on (a) the requirements for all share-based payments granted after the effective date of adoption and (b) the requirements for all unvested awards granted to employees prior to the effective date of adoption.

Recent Accounting Pronouncements

We do not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

NOTE 2 - FINANCIAL CONDITION AND GOING CONCERN

At October 31, 2008, our accumulated deficit was approximately $3,720,000.  We will still require additional working capital.  We are in the process of locating a suitable merger candidate and enter into a reverse merger to continue its business operations.

These conditions raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should we be unable to continue as a going concern.

NOTE 3 – INCOME TAXES

For the years ended October 31, 2008 and 2007, we incurred net losses and, therefore, have no tax liability.  The net deferred tax asset generated by the loss carry-forward has been fully reserved.  The cumulative net operating loss carry-forward is approximately $3,720,000 at October 31, 2008, and will begin expiring in the year 2028.  Our net operating loss carry forward may be subject to certain utilization limitations in the future as a result of a change in ownership.
The provision for refundable Federal income tax at the rate of 34% for the years ended October 31, 2008, and 2007 consists of the following:

	2008	2007
Refundable Federal income tax attributable to:
Current operations	$3,000	$4,000
Less, change in valuation allowance	(3,000)	(4,000)
Net provision	$-	$-

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amounts at October 31, 2008 and 2007 is as follows:

	2008	2007
Deferred tax asset attributable to:
Net operating loss carryover	$1,265,000	$1,262,000
Less, Valuation allowance	(1,265,000)	(1,262,000)
Net deferred tax asset	$-	$-

NOTE 4 – COMMON STOCK

We are authorized to issue 100,000,000 shares of common stock at a par value of $0.001 per share.  These shares have full voting rights.  We have not paid a dividend to our shareholders.

In March 1998, we established a Stock Option Plan (the “Plan”), however all options pursuant to the Plan expired in March 2008.  Furthermore, our board of directors terminated the Plan on April 1, 2007, and no further options may be granted under the Plan.

NOTE 5 – CONTINGENCIES

In connection with the SEC’s review of our Web pages and certain press releases, the SEC provided us with a draft complaint alleging claims under Section 17(b) of the Securities Exchange Act of 1933 and Section 10(b) of the Securities Exchange Act of 1934, and also with forms of proposed consents and judgments. In July 2000, the SEC agreed in principle not to pursue the 10(b) claim asserted against us and provided us with its final comments to the draft complaint mentioned above. The SEC comments deleted the 10(b) claim against us.  The final settlement did not provide for monetary relief but did include a permanent injunction restraining us from violating SEC Rule Section 17(b).

Interim Financial Statements

WESTERGAARD.COM, INC.
CONSOLIDATED BALANCE SHEETS
JULY 31, 2009 and OCTOBER 31, 2008

	July 31, 2009	October 31, 2008
	(unaudited)
ASSETS

Current assets:
Cash	$-	$-

Total current assets	-	-

Total assets	$-	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable and accrued liabilities	$767,429	$752,841

Total current liabilities	767,429	752,841

Stockholders' deficit
Common stock, par value $0.001, 100,000,000 authorized,	11,948	11,948
11,948,445 issued and outstanding at July 31, 2009
and October 31, 2008, respectively
Additional paid in capital	2,954,960	2,954,960
Accumulated deficit	(3,734,337)	(3,719,749)

Total stockholders' deficit	(767,429)	(752,841)

Total liabilities and stockholders' deficit	$-	$-

See Accompanying Notes to Consolidated Financial Statements

WESTERGAARD.COM, INC.
CONSOLIDATAED STATEMENTS OF OPERATIONS
FOR THREE AND NINE MONTHS ENDING
JULY 31, 2009 and 2008 (Unaudited)

	Three Months Ended		Nine Months Ended
	July 31,		July 31,
	2009	2008	2009	2008
Expenses:
General and administrative	$968	$1,535	$14,588	$6,128

Total expenses	968	1,535	14,588	6,128

Net loss	$(968)	$(1,535)	$(14,588)	$(6,128)

Net loss per Share
Basic and diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Weighted average shares
outstanding
basic and diluted	11,948,445	11,948,445	11,948,445	11,948,445

See Accompanying Notes to Consolidated Financial Statements

WESTERGAARD.COM, INC.
CONSOLIDATED STATEMENTS OF CASHFLOWS
NINE MONTHS ENDED JULY 31, 2009 and 2008 (Unaudited)

	2009	2008
Cash flows from operating activities:

Net loss	$(14,588)	$(6,128)

Changes in current assets and liabilities:
Accounts payable and accured expenses	14,588	6,128

Net cash used in operating activities	-	-

Net increase in cash	-	-

Cash, beginning of period	-	-

Cash, end of period	$-	$-

See Accompanying Notes to Consolidated Financial Statements

WESTERGAARD.COM, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

Our unaudited consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America for reporting interim financial information and the rules and regulations of the Securities and Exchange Commission. In management’s opinion, all adjustments necessary for a fair presentation of the financial position and results of operations for the periods presented have been included. All such adjustments are of a normal recurring nature. These unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended October 31, 2008. Results of operations for the three and nine months ended July 31, 2009, are not necessarily indicative of the operating results for the full accounting year or any future period.

NOTE 2 - FINANCIAL CONDITION AND GOING CONCERN

At July 31, 2009, our accumulated deficit was approximately $3,734,000.  We will still require additional working capital.  We are in the process of locating a suitable merger candidate to enter into a reverse merger to continue business operations. Currently, we have no operations.

These conditions raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should we be unable to continue as a going concern.

NOTE 3 – CONTINGENCIES

In connection with the SEC’s review of our Web pages and certain press releases, the SEC provided us with a draft complaint alleging claims under Section 17(b) of the Securities Exchange Act of 1933 and Section 10(b) of the Securities Exchange Act of 1934, and also with forms of proposed consents and judgments. In July 2000, the SEC agreed in principle not to pursue the 10(b) claim asserted against us and provided us with its final comments to the draft complaint mentioned above. The SEC comments deleted the 10(b) claim against us.  The final settlement did not provide for monetary relief but did include a permanent injunction restraining us from violating SEC Rule Section 17(b).

NOTE 4- SUBSEQUENT EVENTS

Share Exchange Agreement

As reported in its Form 8-K filed with the SEC on September 17, 2009, on September 11, 2009, we entered into an Exchange Agreement with our largest creditor to exchange approximately $725,000 of debt in consideration for 36,252,482 shares of our common stock.  As a result, the creditor has become our largest shareholder with roughly 75.2% of our issued and outstanding common stock.

The shares were issued to the creditor, an accredited investor, pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, provided by Section 4(2) of the Securities Act for sales of securities made not in connection with a public offering.  The securities issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Share Exchange does not require the approval of our shareholders.

By Order of the Board of Directors

___________________________
Anne H. Straton,
President, Treasurer and Director